SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          reported): November 30, 1998


                              LACLEDE STEEL COMPANY
               (Exact Name of Registrant as Specified in Charter)
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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-3855
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                            (Commission File Number)

                                   43-0368310
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                    (I.R.S. Employer Identification Number)


                      One Metropolitan Square
                        St. Louis, Missouri                      63102
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              (Address of Principal Executive Offices)        (Zip Code)


                  Registrant's telephone number, including area code:
                                 (314) 425-1400
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Item  3.  Bankruptcy.

On November 30, 1998, Laclede Steel Company and its subsidiaries, Laclede Chain Manufacturing Company and Laclede Mid-America Inc., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Missouri.


See the Press Release attached hereto as Exhibit 20.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit No.           Description of Exhibit

               20              Press Release dated November 30, 1998.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LACLEDE STEEL COMPANY
                                        (Registrant)

Date: November 30, 1998                 By: /s/ Michael H. Lane
                                            --------------------------------
                                            Michael H. Lane
                                            Vice President - Finance, Treasurer
                                             and Secretary